Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Report on Form 10-K for Employee Solutions, Inc. into previously filed registration statements File Nos. 33-93822 and 333-1242.


                                             Arthur Andersen LLP


Phoenix, Arizona
March 25, 1997